EXHIBIT 10.1

                                      BB&T
                                 LOAN AGREEMENT



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                                 Account Number

This Loan Agreement (the "Agreement") is made this 1st day of November, 2001 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation ("Bank"), and:

Resource Mortgage, Inc., a South Carolina corporation ("Borrower"), having its chief executive office at Columbia, South Carolina; and

Community Bankshares, Inc., a South Carolina corporation ("Guarantor).

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan (hereinafter "Loan"):

Line of Credit ("Line of Credit") in the maximum principal amount not to exceed $9,000,000 at any one time outstanding for the purpose of providing warehouse funding for conforming home mortgages which Line of Credit shall be evidenced by the Borrower's Promissory Note dated on or after the date hereof which shall mature October 31, 2002, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prior to maturity or the occurrence of any Event of Default hereunder and subject to any Borrowing Base limitations, as applicable, the Borrower may, without penalty, borrow, repay, and reborrow under the Line of Credit through maturity. The Line of Credit shall bear interest at the rate set forth in any such Note evidencing all or any portion of the Line of Credit, the terms of which are incorporated herein by reference.

The promissory note evidencing the Line of Credit is referred to herein as the "Note" and shall include all extensions, renewals, modifications and substitutions thereof. The Line of Credit shall be secured by the collateral described in the security documents described below.

Section 1 Conditions Precedent

The Bank shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance reasonably satisfactory to the Bank and the Bank's counsel in their sole discretion:

     Note: The Note evidencing the Loan duly executed by the Borrower.

Security Agreement:  Security Agreement in which Borrower and any other owner (a
     "Debtor") of personal property collateral shall grant to Bank a first priority security interest in the personal property specified therein. (If Bank has or will have a security interest in any collateral which is inferior to the security interest of another creditor, Borrower must fully disclose to Bank any and all prior security interests, and Bank must specifically approve any such security interest which will continue during the Loan.)

UCC Financing Statements: Acknowledged copies of UCC Financing Statements duly filed in Borrower's or other owner's state of incorporation, organization or residence, and in all jurisdictions necessary, or in the reasonable opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement, and certified copies of Information Requests identifying all previous financing statements on record for the Borrower or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement, unless prior approval has been given by the Bank.

Commitment Fee: A commitment fee (or balance thereof) of $6,000.00 payable to the Bank on the date of execution of the Loan Documents.

Corporate  Resolution:  A  Corporate  Resolution  duly  adopted  by the Board of
     Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or reasonably acceptable to Bank.

Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrower, all filed with and certified by the Secretary of State of the State of the Borrower's incorporation.

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By-Laws: A copy of the By-Laws of the  Borrower,  certified by the  Secretary of the  Borrower  as  to  their  completeness  and  accuracy.

Certificate of Incumbency: A certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.

Certificate of Existence: A certification of the Secretary of State (or other government authority) of the State of the Borrower's Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.

Opinion  of  Counsel:   An  opinion  of  counsel  for  the  Borrower  reasonably
     satisfactory  to the  Bank  and  the  Bank's  counsel.

Guaranty: Guaranty Agreement duly executed by the Guarantor.

Section 2 Representations and Warranties

The Borrower and Guarantor represent and warrant to Bank that:

     2.01.Financial Statements. The balance sheet of the Guarantor and its subsidiaries (including Borrower) and the related Statements of Income and Retained Earnings of the Guarantor and its subsidiaries (including Borrower), the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and in all material respects fairly reflect the financial condition of the Guarantor and its subsidiaries (including Borrower) as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Guarantor and its subsidiaries (including Borrower) as stated therein has not changed materially and adversely since the date thereof.

     2.02.Name,  Capacity  and  Standing.  The  Borrower's  exact  legal name is correctly stated in the initial paragraph of the Agreement. Each of Borrower and Guarantor warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors to enter into and perform the
     obligations   under  the  Loan  Documents.

     2.03.No Violation of Other Agreements. The execution of the Loan Documents, and the performance by the Borrower, by any and all pledgors (whether the Borrower or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the "Pledgor")) or by the Guarantor thereunder will not violate any provision, as applicable, of its articles of incorporation or by-laws or, of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, Pledgor or Guarantor, or give cause for the acceleration of any of the respective obligations of the Borrower or Guarantor.

     2.04. Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.

     2.05.Asset Ownership. The Borrower and each Guarantor have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.

     2.06.Discharge of Liens and Taxes. The Borrower and its subsidiaries, if any, and each Guarantor have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Bank) for the payment thereof is being maintained.

     2.07.Regulation U. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

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     2.08.ERISA.  Each  employee  benefit  plan,  as  defined  by  the  Employee
     Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no "Reportable Event" nor "Prohibited Transaction" (as
     defined  by  ERISA)   has   occurred   with   respect  to  any  such  plan.

     2.09.Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, if any, or the Guarantor, or the ability of the Borrower or the Guarantor to perform their obligations under the Loan Documents.

     2.10. Other Agreements. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all material respects on the date hereof.

     2.11.Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantor respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

     2.12. Commercial Purpose. The Loan is not a "consumer transaction", as defined in the South Carolina Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section 3 Affirmative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:

     3.01.Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business indicated above, and, (c), as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

     3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

     3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

     3.05.Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s). The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank's collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.

     3.06.Comply With Laws. Comply in all material respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all environmental laws.

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     3.07.Right of Inspection.  Permit the officers and authorized agents of the
     Bank, at any reasonable time or times in the Bank's sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrower, and the Borrower's independent accountant as the Bank deems necessary and proper.

     3.08. Reporting Requirements. Furnish to the Bank:

     Financial  Statements:  As soon as available  and not more than  forty-five
     (45) days after the end of each quarter, balance sheets and statements of income for the period ended, all in reasonable detail, and all prepared in accordance with GAAP consistently applied and certified as true and correct by an officer of the Borrower.

     Annual Financial Statements: As soon as available and not more than one hundred twenty (120) days after the end of each fiscal year, balance sheets and statements of income, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The financial statements must be of the following quality or better: Audited.


     Borrowing Base Certificate: On or before the 15th day of each month, a Borrowing Base Certificate in a form reasonably acceptable to Bank signed by the President or Chief Financial Officer of the Borrower.

     Notice of Litigation: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or Guarantor, as appropriate.

     Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.

     Other Information: Such other information as the Bank may from time to time reasonably request.

     3.09. Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any Security Agreement or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.

Section 4 Guarantor Covenants

     Guarantor covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Guarantor shall:

     4.01.Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business as shown on the guaranty agreement provided by Guarantor to Bank in connection with the Loan, and (c) as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

     4.02. Maintain Properties. Not, without the prior written consent of Bank, sell, transfer or otherwise dispose of all or substantially all of Guarantor's properties (tangible and intangible), except in the ordinary course of business.

     4.03.Comply With Laws. Comply in all material respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed or assessed upon Guarantor or upon Guarantor's property, and all Environmental Laws.

     4.04. Reporting Requirements. Furnish to the Bank:

     Notice of Litigation: Promptly after the receipt by Guarantor, or by Borrower of which Guarantor has knowledge, of notice of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Guarantor or Borrower, as appropriate.

     4.05. Other Information: Furnish such other information as the Bank may from time to time reasonably request.

Section 5 Reserved

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Section 6 Negative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the
Bank:

     6.01. Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to any of Borrower's properties, or the properties of any Pledgor securing payment of the Loan, now owned or hereafter acquired, except:

          (a) Liens and security interests in favor of the Bank;

          (b) Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;

          (c) Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;

          (d) purchase money security interests on any property hereafter acquired, provided that such lien shall attach only to the property acquired; and

          (e) liens not otherwise permitted by this Section 6.01 and in existence on the closing date that secure the Debt described in Part B of Schedule 6.02, releases for which Borrower will pursue diligently upon repayment of the underlying Debt as provided in Section 6.02.

     6.02. Debt.  Create, incur, assume, or suffer to exist any debt, except:

          (a) Debt to the Bank;

          (b) Debt outstanding on the date hereof and shown on the most recent financial statements submitted to the Bank;

          (c) Accounts payable to trade creditors incurred in the ordinary course of business;

          (d) Debt secured by purchase money security interests as outlined above in Section 6.01 (d); and

          (e) Debt existing on the closing date and not otherwise permitted under this Section 6.02, as set forth on Schedule 6.02 dated as of the closing date and executed by the Borrower, of which the secured Debt, as indicated in Part B of Schedule 6.02, is to be repaid in the ordinary course of business not later than forty five (45) days following the date hereof.

     6.03. Change of Legal Form of Business; Purchase of Assets. Except in connection with the pending merger by and between Borrower and Community Resource Mortgage, Inc., change Borrower's name or the legal form of Borrower's business as shown above, whether by merger, consolidation, conversion or otherwise.

     6.04. Leases. Create, incur, assume, or suffer to exist any leases, except:
     (a) Leases outstanding on the date hereof and showing on the most recent financial statement submitted to the Bank; or (b) Operating leases entered into in the ordinary course of Borrower's business.

     6.05. Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection  or similar  transactions  in the  ordinary  course of business.

     6.06. Disposition of Assets. Sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business.

     6.07. Transfer of Ownership. If Borrower is a corporation, (a) issue, transfer or sell any new class of stock or (b) issue, transfer or sell, in the aggregate, from its treasury stock and/or currently authorized but unissued shares of any class of stock, more than 10% of the total number of all such issued and outstanding shares as of the date of this Agreement.

     6.08. Negative Covenants from other Loan Documents. All negative covenants contained in any Security Agreement or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.

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Section 7 Reserved

Section 8 Events of Default

The following shall be "Events of Default" by Borrower or Guarantor:

     8.01. The failure to make prompt payment of any installment of principal or interest on the Note when due or payable.

     8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.

     8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.

     8.04.Should the Borrower or any Guarantor default on (a) the performance of any other obligation of indebtedness beyond the period of grace, if any, provided by the agreement or instrument pursuant to which such indebtedness was created or (b) the performance of any obligation incurred in connection with money borrowed the effect of which default is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, any such indebtedness to become due prior to its stated maturity (any applicable grace period having expired).

     8.05.Should the Borrower, any Guarantor or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents and, with respect to any non-payment default, such non-payment default shall continue for a period of thirty (30) days after the date on which the Borrower obtains knowledge of such non-payment default; provided, however, that Bank may, but shall not be obligated to, make any advances hereunder during the thirty (30) day cure period.

     8.06.Should a custodian be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Guarantor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.

     8.07.Should final judgment for the payment of money be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

     8.08. Upon the death of, or termination of existence of, or dissolution of, any Borrower, Pledgor or Guarantor.

     8.09. Should the Bank in good faith deem itself, its liens and security interests, if any, or any debt thereunder unsafe or insecure, or should the Bank believe in good faith that the prospect of payment of any debt or other performance by the Borrower or the Guarantor is impaired.

     8.10.Should any lien or security interest granted to Bank to secure payment of the Note terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason.


Section 9 Remedies Upon Default

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

     9.01. Declare the balance of the Note to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and each Guarantor, and such balance shall accrue interest at the Default Rate as provided herein until paid in full;

     9.02.Require the Borrower or Guarantor to pledge additional collateral to the Bank from the Borrower's or any Guarantor's assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's sole and reasonable discretion;

     9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents;

     9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the South Carolina Uniform Commercial Code;

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     9.05.Any  obligation  of the Bank to advance  funds to the  Borrower or any other Person under the terms of under the Note and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.

Section 10 Miscellaneous Provisions

     10.01. Definitions.

         "Borrowing Base" shall mean the lesser of (i) $9,000,000 or (ii) the Total Available Loan Base shown on the Borrowing Base Certificate furnished by Borrower to Bank, which certificate will be provided at least on or before the 10th day of each month, and may be provided by Borrower more frequently, as long as this Agreement shall remain in force. The percentages of acceptable collateral, as defined by Bank, which will be used to determine the Total Available Loan Base, shall be the following:
     100% of the outstanding balance of residential, conforming first priority residential home mortgage loans originated by Borrower not more than ninety
     (90) days earlier, provided such loans are pre-sold on the secondary market.

         "Default Rate" shall mean a rate of interest equal to Bank's Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank's sole discretion, to all sums owing, including principal and interest, on such date.

         "Loan Documents" shall mean this Agreement including any schedule attached hereto, the Note, the Security Agreement, all UCC Financing Statements, the Guaranty Agreement, and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

         "GAAP" shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

         "Prime Rate" shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank's lowest lending rate.

     10.02. Change of Control of Guarantor. In the event a Change of Control of the Guarantor occurs prior to the maturity of the Line of Credit, the Bank may, at its sole discretion, declare the balance of the Note to be immediately due and payable, both as to principal and interest; provided, that the Bank shall give the Borrower ninety (90) days' prior written notice of the acceleration of the Line of Credit; provided further, that Bank may, but shall not be obligated to, make any advances hereunder during the ninety (90) day notice period. For purposes of this Agreement, a "Change of Control" of the Guarantor shall be deemed to occur if either:
     (a) voting control of Guarantor is acquired, directly or indirectly, by any person or group acting in concert or (b) Guarantor is merged with or into any other entity and Guarantor is not the surviving entity of the merger.

     10.03. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

     10.04. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the State of South Carolina.

     10.05. Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

     10.06. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.

     10.07. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower's payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.

     10.08. Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.

     10.09. Attorneys' Fees. In the event the Borrower or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower and Guarantors agree to pay the reasonable attorneys' fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys' fees and costs whether or not any suit or proceeding is actually commenced.

     10.10. Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.

     10.11. Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any Loan made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.

     10.12. UCC Authorization. Borrower authorizes Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.

     10.13. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by law.

     10.14. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note or Security Agreement, the provisions of such Note or Security Agreement, as appropriate, shall take priority over any provisions in this Agreement.

     10.15. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Monroe, North Carolina, and to the President of the Borrower at its offices in Columbia, South Carolina when sent by certified mail and return receipt requested.

     10.16. Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Superior Court in Richland County, South Carolina, or the United States District Court for South Carolina Richland Division, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.

     10.17. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     10.18. Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loan, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loan which are not expressly set forth in the Loan Documents.


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